Exhibit 4.4

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                               VAIL RESORTS, INC.




                       SENIOR Subordinated DEBT SECURITIES

                                    INDENTURE




                             Dated as of [ ], 20[ ]




                                  [ ], Trustee




























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                              CROSS-REFERENCE TABLE

TIA                                                          Indenture
Section                                                       Section
-------                                                       -------

310(a)(1)............................................       7.08; 7.10
     (a)(2)..........................................       7.08; 7.10
     (a)(3)..........................................       N.A.
     (a)(4)..........................................       N.A.
     (a)(5)..........................................       7.08
     (b).............................................       7.08; 7.10; 11.02
     (c).............................................       N.A.
311(a)...............................................       7.11
     (b).............................................       7.11
     (c).............................................       N.A.
312(a)...............................................       2.06
     (b).............................................       11.03
     (c).............................................       11.03
313(a)...............................................       7.06
     (b)(1)..........................................       N.A.
     (b)(2)..........................................       7.05
     (c).............................................       7.06; 11.02
     (d).............................................       7.06
314(a)...............................................       4.03; 4.04; 11.02
     (b).............................................       N.A.
     (c)(1)..........................................       11.04
     (c)(2)..........................................       11.04
     (c)(3)..........................................       N.A.
     (d).............................................       N.A.
     (e).............................................       11.05
     (f).............................................       N.A.
315(a)...............................................       7.01(2)
     (b).............................................       7.05; 11.02
     (c).............................................       7.01(1)
     (d).............................................       7.01(3)
     (e).............................................       6.11
316(a)(last sentence)................................       2.11
     (a)(1)(A).......................................       6.05
     (a)(1)(B).......................................       6.04
     (a)(2)..........................................       N.A.
     (b).............................................       6.07
     (c).............................................       9.04
317(a)(1)............................................       6.08
     (a)(2)..........................................       6.09
     (b).............................................       2.05
318(a)...............................................       11.01
     (b).............................................       N.A.
     (c).............................................       11.01


N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE 1

                                   DEFINITIONS

Section 1.01          Definitions............................................1
Section 1.02          Other Definitions......................................5
Section 1.03          Rules of Construction..................................5

                                    ARTICLE 2

                                 THE SECURITIES

Section 2.01          Issuable in Series.....................................6
Section 2.02          Execution and Authentication...........................8
Section 2.03          Bond Agents............................................8
Section 2.04          Bearer Securities......................................9
Section 2.05          Paying Agent to Hold Money in Trust....................9
Section 2.06          Securityholder Lists..................................10
Section 2.07          Transfer and Exchange.................................10
Section 2.08          Replacement Securities................................11
Section 2.09          Outstanding Securities................................11
Section 2.10          Discounted Securities.................................11
Section 2.11          Treasury Securities...................................11
Section 2.12          Global Securities.....................................12
Section 2.13          Temporary Securities..................................12
Section 2.14          Cancellation..........................................12
Section 2.15          Defaulted Interest....................................13

                                    ARTICLE 3

                                   REDEMPTION

Section 3.01          Notices to Trustee....................................13
Section 3.02          Selection of Securities to Be Redeemed................13
Section 3.03          Notice of Redemption..................................13
Section 3.04          Effect of Notice of Redemption........................14
Section 3.05          Payment of Redemption Price...........................14
Section 3.06          Securities Redeemed in Part...........................15

                                    ARTICLE 4

                                    COVENANTS

Section 4.01          Payment of Securities.................................15

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Section 4.02          Corporate Existence...................................15
Section 4.03          SEC Reports...........................................16
Section 4.04          Annual Review Certificate.............................16
Section 4.05          Notice to Trustee of Certain Defaults.................16
Section 4.06          Further Assurances to Trustee.........................16

                                    ARTICLE 5

                                   SUCCESSORS

Section 5.01          When Company May Merge, etc...........................17

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

Section 6.01          Events of Default.....................................17
Section 6.02          Acceleration..........................................19
Section 6.03          Other Remedies........................................19
Section 6.04          Waiver of Past Defaults...............................20
Section 6.05          Control by Majority...................................20
Section 6.06          Limitations on Suits..................................20
Section 6.07          Rights of Holders to Receive Payment..................20
Section 6.08          Collection Suit by Trustee............................21
Section 6.09          Trustee May File Proofs of Claims.....................21
Section 6.10          Priorities............................................21
Section 6.11          Undertaking for Costs.................................21
Section 6.12          Restoration of Rights and Remedies....................22
Section 6.13          Rights and Remedies Cumulative........................22
Section 6.14          Delay or Omission Not Waiver..........................22
Section 6.15          Waiver of Stay, Extension or Usury Laws...............22

                                    ARTICLE 7

                                     TRUSTEE

Section 7.01          Duties of Trustee.....................................23
Section 7.02          Rights of Trustee.....................................24
Section 7.03          Individual Rights of Trustee..........................25
Section 7.04          Trustee's Disclaimer..................................25
Section 7.05          Notice of Defaults....................................25
Section 7.06          Reports by Trustee to Holders of Securities...........26
Section 7.07          Compensation and Indemnity............................26
Section 7.08          Replacement of Trustee................................27
Section 7.09          Successor Trustee by Merger, etc......................28
Section 7.10          Eligibility; Disqualification.........................28

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Section 7.11          Preferential Collection of Claims Against Company.....29

                                    ARTICLE 8

                             DISCHARGE OF INDENTURE

Section 8.01          Defeasance............................................29
Section 8.02          Conditions to Defeasance..............................29
Section 8.03          Application of Trust Money............................30
Section 8.04          Repayment to Company..................................30

                                    ARTICLE 9

                                   AMENDMENTS

Section 9.01          Without Consent of Holders............................31
Section 9.02          With Consent of Holders...............................31
Section 9.03          Compliance with Trust Indenture Act...................32
Section 9.04          Effect of Consents....................................32
Section 9.05          Notation on or Exchange of Securities.................33

                                   ARTICLE 10

                           SUBORDINATION OF SECURITIES

Section 10.01         Securities Subordinated to Senior Indebtedness........33
Section 10.02         No Payment on Securities in Certain Circumstances.....33
Section 10.03         Payment Over of Proceeds upon Dissolution, etc........34
Section 10.04         Subrogation...........................................35
Section 10.05         Obligations of Company Unconditional..................36
Section 10.06         Notice to Trustee.....................................36
Section 10.07         Reliance on Judicial Order or Certificate of
                         Liquidating Agent..................................37
Section 10.08         Trustee's Relation to Senior Indebtedness.............37
Section 10.09         Subordination Rights Not Impaired by Acts or
                         Omissions of the Company or Holders of Senior
                         Indebtedness.......................................38
Section 10.10         Securityholders Authorize Trustee to Effectuate
                         Subordination of Securities........................38
Section 10.11         This Article Not to Prevent Events of Default.........38
Section 10.12         Trustee's Compensation Not Prejudiced.................38
Section 10.13         No Waiver of Subordination Provisions.................38
Section 10.14         Certain Payments May Be Paid Prior to Dissolution.....39

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                                   ARTICLE 11


                                  Miscellaneous

Section 11.01         Trust Indenture Act...................................39
Section 11.02         Notices...............................................39
Section 11.03         Communications by Holders with Other Holders..........40
Section 11.04         Certificate and Opinion as to Conditions Precedent....40
Section 11.05         Statements Required in Certificate or Opinion.........41
Section 11.06         Rules by Company and Agents...........................41
Section 11.07         Legal Holidays........................................41
Section 11.08         No Recourse Against Others............................41
Section 11.09         Duplicate Originals...................................41
Section 11.10         Governing Law.........................................41



Exhibit A         Form of Registered Security...........................   A-1
Exhibit B         Form of Bearer Security Notes to Exhibits A and B.....   B-1
Exhibit C         Assignment Form.......................................   C-1
Exhibit D         Conversion Notice.....................................   D-1

     INDENTURE dated as of [ ], 20[ ] between VAIL RESORTS, INC., a Delaware corporation ("Company"), and [ ], a national banking association ("Trustee").

     Each party agrees as follows for the benefit of the Holders of the Company's debt securities issued under this Indenture:

                                   ARTICLE 1

                                   DEFINITIONS

Section 1.01 Definitions.

     "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

     "Agent" means any Registrar, Transfer Agent or Paying Agent.

     "Authorized Newspaper" means a newspaper that is:

          (1) printed in the English language or in an official language of the country of publication;

          (2) customarily published on each business day in the place of publication; and

          (3) of general circulation in the relevant place or in the financial community of such place.

     Whenever successive publications in an Authorized Newspaper are required, they may be made on the same or different business days and in the same or different Authorized Newspapers.

     "Bearer Security" means a Security payable to bearer.

     "Board" or "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board.

     "Bond Resolution" means a resolution adopted by the Board or by an Officer or committee of Officers pursuant to Board delegation authorizing a series of Securities.

     "Capitalized Lease Obligations" of any person means the obligations of such person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of any person and all warrants or options to acquire such capital stock.

     "Common Stock" means the Common Stock, par value $0.01 per share, of the Company or any security into which the Common Stock may be converted.

     "Company" means the party named as such above until a successor replaces it and thereafter means the successor.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is located at [ ].

     "coupon" means an interest coupon for a Bearer Security.

     "Credit Facilities" means, collectively, each of the credit facilities and lines of credit of the Company in existence on the date of this Indenture and one or more other facilities or lines of credit among or between the Company and one or more lenders pursuant to which the Company may incur indebtedness for working capital and general corporate purposes (including acquisitions), as any such facility or line of credit may be amended, restated, supplemented or otherwise modified from time to time, and includes any agreement extending the maturity of, increasing the amount of, or restructuring, all or any portion of the indebtedness under such facility or line of credit or any successor facilities or lines of credit and includes any facility or line of credit with one or more lenders refinancing or replacing all or any portion of the indebtedness under such facility or line of credit or any successor facility or line of credit.

     "Currency Agreement" of any person means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such person against fluctuations in currency values.

     "Default" with respect to a series of the Securities or to all series of the Securities, as the case may be, means any event which is, or after notice or passage of time would be, an Event of Default with respect to such series or to all series of the Securities, as the case may be.

     "Designated Senior Indebtedness" means any Senior Indebtedness (a) under any of the Credit Facilities or (b) which, at the time of determination, has an aggregate commitment or principal amount outstanding of at least $25.0 million if the instrument governing such Senior Indebtedness expressly states that such indebtedness is "Designated Senior Indebtedness" for purposes of this Indenture and a resolution of the Board of Directors setting forth such designation by the Company has been filed with the Trustee.

     "Discounted Security" means a Security where the amount of principal due upon acceleration is less than the stated principal amount.

     "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting

Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as in effect on the date of this Indenture.

     "Holder" or "Securityholder" means the person in whose name a Registered Security is registered and the bearer of a Bearer Security or coupon.

     "Indenture" means this Indenture and any Bond Resolution as amended from time to time.

     "Interest Protection Agreement" of any person means any interest rate swap agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such person against fluctuations in interest rates with respect to indebtedness permitted to be incurred under this Indenture.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) but in no event shall "Lien" include any defeasance pursuant to Article 8 hereof.

     "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

     "Officer" means the Chairman of the Board, the President, any Vice President (including any Executive Vice President or Senior Vice President), the Treasurer, any Assistant Treasurer, the Secretary, or the Controller of the Company.

     "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Secretary or Assistant Controller of the Company.

     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Permitted Junior Securities" means any securities of the Company or any other person that are (i) Capital Stock or (ii) subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Securities are subordinated as provided in this Indenture; provided (a) such securities are not entitled to the benefits of covenants or defaults materially more beneficial to the holders of such securities than those in effect with respect to the Securities on the date of this Indenture and (b) such securities do not provide for amortization (including sinking fund and mandatory prepayment provisions) commencing prior to the date six months following the final scheduled maturity date of the Senior Indebtedness (as modified by the plan of reorganization or readjustment pursuant to which such securities are issued).

     "Post-Petition Interest" means interest on any Senior Indebtedness accruing subsequent to events of bankruptcy of the Company at the rate provided in the document evidencing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under bankruptcy law.

     "principal" of a debt security means the principal of the security plus the premium, if and when applicable, on the security.

     "Registered Security" means a Security registered as to principal and interest by the Registrar.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means the debt securities issued under this Indenture.

     "Senior Indebtedness" means, at any date, whether currently existing or hereafter incurred, (a) all obligations under the Credit Facilities (whether for principal, interest, fees, expenses or indemnities), (b) all indebtedness of the Company for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments or evidenced by a bond, note, debenture or similar instrument, or such indebtedness of others guaranteed by the Company (to the extent of the guarantee), and Capitalized Lease Obligations, including principal, premium, if any, and interest (including Post-Petition Interest) on such indebtedness, unless the instrument under which such indebtedness is incurred expressly provides that such indebtedness is not senior or superior in right of payment to the Securities, and all renewals, extensions, modifications, amendments or refinancings thereof; (c) all obligations of the Company under Interest Protection Agreements; and (d) all obligations of the Company under Currency Agreements. Notwithstanding the foregoing, Senior Indebtedness shall not include: (i) to the extent that it may constitute indebtedness, any obligation for federal, state, local or other taxes; (ii) any indebtedness between the Company and any Subsidiary of the Company; (iii) to the extent that it may constitute indebtedness, any obligation in respect of any trade payable incurred for the purchase of goods or materials, or for services obtained, in the ordinary course of business; (iv) that portion of any indebtedness that is incurred in violation of this Indenture; (v) indebtedness evidenced by the Securities; (vi) indebtedness of the Company that is expressly subordinate or junior in right of payment to any other indebtedness of the Company; and (vii) to the extent that it may constitute indebtedness, any obligation owing under leases (other than Capitalized Lease Obligations).

     "series" means a series of Securities or the Securities of the series.

     "Stock Trading Day" means each day on which the securities exchange or quotation system which is used to determine the Market Price is open for trading or quotation.

     "Subsidiary" means any corporation, association or other business entity, a majority (by number of votes) of the Voting Stock or control of which is at the time owned or controlled by the Company or another Subsidiary of the Company.

     "Surviving Person" means, with respect to any person involved in any transaction or that makes any disposition, the person formed by or surviving such transaction or disposition or the person with or to which such transaction or disposition is made.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb) as in effect on the date of this Indenture.

     "Treasury Regulations" means regulations of the U.S. Treasury Department under the Internal Revenue Code of 1986, as amended.

     "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Trustee" means the party named as such above until a successor replaces it and thereafter means the successor.

     "United States" or "U.S." means the United States of America, its territories and possessions and other areas subject to its jurisdiction.

     "Voting Stock" means stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or governing body) of such corporation, association or other business entity, other than stock having such power only by reason of the happening of a contingency.

     "Yield to Maturity" means the yield to maturity on any Securities, calculated at the time of issuance of such Securities, or, if applicable, at the most recent redetermination of interest on such Securities, and calculated in accordance with accepted financial practice.

Section 1.02 Other Definitions.

         Term                                              Defined in Section
         ----                                              ------------------

"Bankruptcy Law"..................................             6.01
"Bearer Securities List"..........................             2.06
"Conversion Agent"................................             2.03
"Custodian".......................................             6.01
"Event of Default"................................             6.01
"Legal Holiday"...................................             11.07
"Paying Agent"....................................             2.03
"Payment Blockage Notice".........................             10.02
"Payment Blockage Period".........................             10.02
"Registrar".......................................             2.03
"Transfer Agent"..................................             2.03
"U.S. Government Obligations".....................             8.02

Section 1.03 Rules of Construction.

     Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP in the United States;

          (3) GAAP principles are those applicable and in effect on the date of this Indenture;

          (4) all terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings assigned to them by such definitions;

          (5) "or" is not exclusive; and

          (6) words in the singular include the plural, and in the plural include the singular.

                                   ARTICLE 2

                                 THE SECURITIES

Section 2.01 Issuable in Series.

     The aggregate principal amount of Securities that may be issued under this Indenture is unlimited. The Securities may be issued from time to time in one or more series. All Securities of any one series and all coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to currency of payments due thereunder, the denomination in which the Securities are issuable, the rate or rates of interest, or method of determining the rate of interest, if any, the maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to a Bond Resolution or in any supplemental indenture pertaining to such series of Securities. Each series shall be created by a Bond Resolution or a supplemental indenture that establishes the terms of the series, which may include the following:

          (1) the title of the series;

          (2) the aggregate principal amount (or any limit on the aggregate principal amount) of the series and, if any Securities of a series are to be issued at a discount from their face amount, the method of computing the accretion of such discount;

          (3) the interest rate or rates, if any, or method of calculating the interest rate;

          (4) the date or dates from which interest will accrue;

          (5) the record dates for interest payable on Registered Securities;

          (6) the dates when principal and interest are payable;

          (7) the manner of paying principal and interest;

          (8) the places where principal and interest are payable;

          (9) the Registrar, Transfer Agent and Paying Agent;

          (10) the terms of any mandatory (including any sinking fund requirements) or optional redemption by the Company;

          (11) any subordination provisions in addition to or in lieu of those set forth in this Indenture;

          (12) the terms of any repayment at the option of Holders;

          (13) the denominations in which Securities are issuable;

          (14) whether Securities will be issuable as Registered Securities or Bearer Securities;

          (15) whether and upon what terms Registered Securities and Bearer Securities may be exchanged;

          (16) whether any Securities will be represented by a Security in global form;

          (17) the terms of any global Security;

          (18) the terms of any tax indemnity;

          (19) the currencies (including any composite currency) in which principal or interest may be paid;

          (20) if payments of principal or interest may be made in a currency other than that in which Securities are denominated, the manner for determining such payments;

          (21) if amounts of principal or interest may be determined by reference to an index, formula or other method, the manner for determining such amounts;

          (22) provisions for electronic issuance of Securities or for Securities in uncertificated form;

          (23) the portion of principal payable upon acceleration of a Discounted Security;

          (24) any Events of Default or covenants in addition to or in lieu of those set forth in this Indenture;

          (25) whether and upon what terms Securities may be defeased, if different from the provisions set forth in this Indenture;

          (26) the forms of the Securities or any coupon, which, unless the Bond Resolution or supplemental indenture otherwise provides, shall be in the form of Exhibit A or B or otherwise;

          (27) any terms that may be required by or advisable under U.S. or other applicable laws;

          (28) the percentage of the principal amount of the Securities which is payable if the maturity of the Securities is accelerated in the case of Securities issued at a discount from their face amount;

          (29) whether and upon what terms the Securities will be convertible into or exchangeable for Common Stock of the Company; and

          (30) any other terms not inconsistent with this Indenture.

     All Securities of one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

     The creation and issuance of a series and the authentication and delivery thereof are not subject to any conditions precedent.

Section 2.02 Execution and Authentication.

     Two Officers shall sign the Securities by manual or facsimile signature. The Company's seal may be reproduced on the Securities. An Officer shall sign any coupons by facsimile signature.

     If an Officer whose signature is on a Security or its coupons no longer holds that office at the time the Security is authenticated or delivered, the Security and coupons shall nevertheless be valid.

     A Security and its coupons shall not be valid until the Security is authenticated by the manual signature of the Registrar. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated the date of its original issuance or as provided in the Bond Resolution.

     Securities may have notations, legends or endorsements required by law, stock exchange rule, agreement or usage.

Section 2.03 Bond Agents.

     The Company shall maintain an office or agency where Securities may be authenticated ("Registrar"), where Securities may be presented for registration of transfer or for ex-change ("Transfer Agent"), where Securities may be presented for payment ("Paying Agent") and where Securities may be presented for conversion ("Conversion Agent"). Whenever the Company must issue or deliver Securities pursuant to this Indenture, the Registrar shall authenticate the Securities at the Company's written request. The Transfer Agent shall keep a register of the Securities and of their transfer and exchange.

     The Company may appoint more than one Registrar, Transfer Agent, Paying Agent or Conversion Agent for a series. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Transfer Agent, Paying Agent or Conversion Agent for a series, the Trustee shall act as such.

Section 2.04 Bearer Securities.

     U.S. laws and Treasury Regulations restrict sales or exchanges of and payments on Bearer Securities. Therefore, except as provided below:

          (1) Bearer Securities will be offered, sold and delivered only outside the United States and will be delivered only upon presentation of a certificate in a form prescribed by the Company to comply with U.S. laws and regulations.

          (2) Bearer Securities will not be issued in exchange for Registered Securities.

          (3) All payments of principal and interest (including original issue discount) on Bearer Securities will be made outside the United States by a Paying Agent located outside the United States unless the Company determines that:

               (A) such payments may not be made by such Paying Agent because the payments are illegal or prevented by exchange controls as described in Treasury Regulation Section 1.163-5(c)(2)(v); and

               (B) making the payments in the United States would not have an adverse tax effect on the Company.

     If there is a change in the relevant provisions of U.S. laws or Treasury Regulations or the judicial or administrative interpretation thereof, a restriction set forth in paragraph (1), (2) or (3) above will not apply to a series if the Company determines that the relevant provisions no longer apply to the series or that failure to comply with the relevant provisions would not have an adverse tax effect on the Company or on Securityholders or cause the series to be treated as "registration-required" obligations under U.S. law.

     The Company shall notify the Trustee of any determinations by the Company under this Section.

Section 2.05 Paying Agent to Hold Money in Trust.

     The Company shall require each Paying Agent for a series other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of the persons entitled thereto all money held by the Paying Agent for the payment of principal of or interest on the series, and will notify the Trustee of any default by the Company in making any such payment.

     While any such default continues, the Trustee may require a Paying Agent to pay all money so held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company or an Affiliate acts as Paying Agent for a series, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent for the series.

Section 2.06 Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Transfer Agent, the Company shall furnish to the Trustee semiannually and at such other times as the Trustee may request a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Registered Securities and Holders of Bearer Securities whose names are on the list referred to below.

     The Transfer Agent shall keep a list of the names and addresses of Holders of Bearer Securities who file a request to be included on such list (the "Bearer Securities List"). A request will remain in effect for two years unless renewed or amended.

     Whenever the Company or the Trustee is required to mail a notice to all Holders of Registered Securities of a series, it also shall mail the notice to Holders of Bearer Securities of the series whose names are on the Bearer Securities List.

     Whenever the Company is required to publish a notice to all Holders of Bearer Securities of a series, it also shall mail the notice to such of them whose names are on the Bearer Securities List.

Section 2.07 Transfer and Exchange.

     Where Registered Securities of a series are presented to the Transfer Agent with a request to register a transfer or to exchange them for an equal principal amount of Registered Securities of other denominations of the series, the Transfer Agent shall register the transfer or make the exchange if its requirements for such transactions are met.

     The Transfer Agent may require a Holder to pay a sum sufficient to cover any taxes imposed on a transfer or exchange.

     If a series provides for Registered and Bearer Securities and for their exchange, Bearer Securities may be exchanged for Registered Securities and Registered Securities may be exchanged for Bearer Securities as provided in the Securities or the Bond Resolution if the requirements of the Transfer Agent for such transactions are met and if Section 2.04 permits the exchange.

Section 2.08 Replacement Securities.

     If the Holder of a Security or coupon claims that it has been lost, destroyed or wrongfully taken, then, in the absence of notice to the Company or the Trustee that the Security or coupon has been acquired by a bona fide purchaser, the Company shall issue a replacement Security or coupon if the Company and the Trustee receive:

          (1) evidence satisfactory to them of the loss, destruction or taking;

          (2) an indemnity bond satisfactory to them; and

          (3) payment of a sum sufficient to cover their expenses and any taxes for replacing the Security or coupon.

     A replacement Security of the same series shall contain identical terms and shall have coupons attached corresponding to those, if any, on the original Security.

     Every replacement Security or coupon is an additional obligation of the Company.

Section 2.09 Outstanding Securities.

     The Securities outstanding at any time are all the Securities authenticated by the Registrar except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

     If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

     A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

Section 2.10 Discounted Securities.

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, the principal amount of a Discounted Security shall be the amount of principal that would be due as of the date of such determination if payment of the Security were accelerated on that date.

Section 2.11 Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

Section 2.12 Global Securities.

     If the Bond Resolution so provides, the Company may issue some or all of the Securities of a series in temporary or permanent global form. A global Security may be in registered form, in bearer form with or without coupons or in uncertificated form. A global Security shall represent that amount of Securities of a series as specified in the global Security or as endorsed thereon from time to time. At the Company's request, the Registrar shall endorse a global Security to reflect the amount of any increase or decrease in the Securities represented thereby.

     The Company may issue a global Security only to a depository designated by the Company. A depository may transfer a global Security only as a whole to its nominee or to a successor depository.

     The Bond Resolution may establish, among other things, the manner of paying principal and interest on a global Security and whether and upon what terms a beneficial owner of an interest in a global Security may exchange such interest for definitive Securities.

     The Company, an Affiliate, the Trustee and any Agent shall not be responsible for any acts or omissions of a depository, for any depository records of beneficial ownership interests or for any transactions between the depository and beneficial owners.

Section 2.13 Temporary Securities.

     Until definitive Securities of a series are ready for delivery, the Company may use temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Temporary Securities may be in global form. Temporary Bearer Securities may have one or more coupons or no coupons. Without unreasonable delay, the Company shall deliver definitive Securities in exchange for temporary Securities.

Section 2.14 Cancellation.

     The Company at any time may deliver Securities to the Registrar for cancellation. The Transfer Agent and the Paying Agent shall forward to the Registrar any Securities and coupons surrendered to them for payment, exchange or registration of transfer. The Registrar shall cancel all Securities or coupons surrendered for payment, registration of transfer, exchange or cancellation as follows: the Registrar will cancel all Registered Securities and matured coupons. The Registrar also will cancel all Bearer Securities and unmatured coupons unless the Company requests the Registrar to hold the same for redelivery. Any Bearer Securities so held shall be considered delivered for cancellation under Section 2.09. The Registrar shall destroy cancelled Securities and coupons unless the Company otherwise directs.

     Unless the Bond Resolution otherwise provides, the Company may not issue new Securities to replace Securities that the Company has paid or that the Company has delivered to the Registrar for cancellation.

Section 2.15 Defaulted Interest

     If the Company defaults in a payment of interest on Registered Securities, it need not pay the defaulted interest to Holders on the regular record date. The Company may fix a special record date for determining Holders entitled to receive defaulted interest or the Company may pay defaulted interest in any other lawful manner.

                                   ARTICLE 3

                                   REDEMPTION

Section 3.01 Notices to Trustee.

     Securities of a series that are redeemable before maturity shall be redeemable in accordance with their terms and, unless the Bond Resolution otherwise provides, in accordance with this Article.

     In the case of a redemption by the Company, the Company shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed. The Company shall notify the Trustee at least 45 days before the redemption date unless a shorter notice is satisfactory to the Trustee.

     If the Company is required to redeem Securities, it may reduce the principal amount of Securities required to be redeemed to the extent it is permitted a credit by the terms of the Securities and it notifies the Trustee of the amount of the credit and the basis for it. If the reduction is based on a credit for acquired or redeemed Securities that the Company has not previously delivered to the Registrar for cancellation, the Company shall deliver the Securities at the same time as the notice.

Section 3.02 Selection of Securities to Be Redeemed.

     If less than all the Securities of a series, with the same issue date, interest rate, stated maturity and other terms, are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from Securities of the series outstanding and not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities having denominations larger than the minimum denomination for the series. Securities and portions thereof selected for redemption shall be in amounts equal to the minimum denomination for the series or an integral multiple thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.03 Notice of Redemption.

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Bond Resolution. In case of any redemption at the election of the Company of (a) less than all of the Securities of any series or (b) all of the Securities of any series, with the same issue date, interest rate, stated maturity and other terms, the Company shall, at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the

Trustee), notify the Trustee of such redemption date and of the principal amount of Securities of such series to be redeemed.

     At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Registered Securities whose Securities are to be redeemed.

     If Bearer Securities are to be redeemed, the Company shall publish a notice of redemption in an Authorized Newspaper as provided in the Securities.

     A notice shall identify the Securities of the series to be redeemed and shall state:

          (1) the redemption date;

          (2) the redemption price;

          (3) the name and address of the Paying Agent;

          (4) that Securities called for redemption, together with all coupons, if any, maturing after the redemption date, must be surrendered to the Paying Agent to collect the redemption price;

          (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

          (6) whether the redemption by the Company is mandatory or optional.

     A redemption notice given by publication need not identify Registered Securities to be redeemed.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

Section 3.04 Effect of Notice of Redemption.

     Once notice of redemption is given, Securities called for redemption become due and payable on the redemption date at the redemption price stated in the notice. The Transfer Agent need not exchange or register the transfer of any Security selected for redemption. The Transfer Agent need not exchange or register the transfer of any Security for a period of 15 days before a selection of Securities to be redeemed.

Section 3.05 Payment of Redemption Price.

     On or before the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

     When the Holder of a Security surrenders it for redemption in accordance with the redemption notice, the Company shall pay to the Holder on the redemption date the redemption price and accrued interest to such date, except that:

          (1) the Company will pay any such interest (except defaulted interest) to Holders on the record date of Registered Securities if the redemption date occurs on an interest payment date; and

          (2) the Company will pay any such interest to Holders of coupons that mature on or before the redemption date upon surrender of such coupons to the Paying Agent.

     Coupons maturing after the redemption date on a called Security are void absent a payment Default on that date. Nevertheless, if a Holder surrenders for redemption a Bearer Security missing any such coupons, the Company and the Trustee may deduct the face amount of such coupons from the redemption price. If thereafter the Holder surrenders to the Paying Agent the missing coupons, the Company will return the amount so deducted. The Company also may waive surrender of the missing coupons if it receives an indemnity bond satisfactory to the Company and the Trustee.

Section 3.06 Securities Redeemed in Part.

     Upon surrender of a Security that is redeemed in part, the Company shall deliver to the Holder a new Security of the same series containing identical terms and provisions equal in principal amount to the unredeemed portion of the Security surrendered.

                                    ARTICLE 4

                                    COVENANTS

Section 4.01 Payment of Securities.

     (1) The Company shall duly and punctually pay the principal of (and premium, if any) and interest on a series in accordance with the terms of the Securities for the series, any related coupons, and this Indenture on the dates and in the manner provided in the Securities and in this Indenture.

     (2) Unless the Bond Resolution provides otherwise, the Company shall pay interest on overdue principal of a series of the Securities at the rate of interest or Yield to Maturity (in the case of a Discounted Security) borne by such series of Securities or at such other rate as may be specified in such Security; and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

Section 4.02      Corporate Existence.

     Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory), licenses and franchises; provided, however, that the Company shall not be required to preserve any such material right, license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

Section 4.03 SEC Reports.

     The Company shall file with the Trustee within 30 days after it is required to file them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of TIA
Section 314(a).

Section 4.04 Annual Review Certificate.

     The Company shall file with the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating:

          (1) that the signing Officers have supervised a review of the activities of the Company and its Subsidiaries during the preceding fiscal year to determine whether the Company has observed and performed its obligations under this Indenture; and

          (2) that to the best knowledge of each Officer signing such certificate the Company has observed and performed all of its covenants in this Indenture and is not in default in the observance and performance of any of the terms, provisions and conditions of this Indenture (or if the Company is in such default, specifying those defaults and the nature thereof of which he has knowledge).

     Such certificate need not comply with Section 11.05.

Section 4.05 Notice to Trustee of Certain Defaults.

     The Company shall give the Trustee within 30 days written notice of (a) any failure of the kind described in Section 6.01(3) which remains uncured for 30 days after the Company has knowledge thereof, or (b) an Event of Default described in Section 6.01(4).

Section 4.06 Further Assurances to Trustee.

     The Company will, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this Indenture.

                                   ARTICLE 5

                                   SUCCESSORS

Section 5.01 When Company May Merge, etc.

     The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, any person unless:

          (1) either (a) the Company is the Surviving Person or (b) the Surviving Person (if other than the Company) is organized under the laws of the United States or a State thereof or the District of Columbia;

          (2) the Surviving Person assumes by supplemental indenture (a) all the obligations of the Company under and (b) the performance and observance of every covenant of this Indenture, the Securities and any other document entered into in connection therewith; and

          (3) immediately after giving effect to the transaction, no Default or Event of Default exists under this Indenture.

     The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

     The successor shall be substituted for the Company, and thereafter all obligations of the Company under this Indenture, the Securities and any other document entered into in connection therewith shall terminate.

     To the extent that a Bond Resolution or supplemental indenture pertaining to any Series provides for different provisions relating to the subject matter of this Article 5, the provisions in such Resolution or supplemental indenture shall govern for purposes of such Series.

                                   ARTICLE 6

                              DEFAULTS AND REMEDIES

Section 6.01 Events of Default.

     An "Event of Default" with respect to a series of the Securities occurs if:

          (1) the Company defaults in the payment of interest on a Security of such series when the same becomes due and payable and the Default continues for a period of 30 days (whether or not such payment is prohibited by Article 10 hereof);

          (2) the Company defaults in the payment of the principal of a Security of such series when the same becomes due and payable at maturity, upon redemption or other-wise, or in the making of any sinking fund payment, if any, required by the terms of such series (whether or not such payment is prohibited by Article 10 hereof);

          (3) the Company fails to comply with any of its other covenants, conditions or agreements in the Securities of such series or this Indenture and the Default continues for the period and after the notice specified below;

          (4) the Company, pursuant to or within the meaning of any Bankruptcy
     Law:

               (A) commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors;

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company in an involuntary case,

               (B) appoints a Custodian of the Company for all or substantially all of its property, or

               (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days;

          (6) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a Default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall involve an amount in excess of $10,000,000, and shall constitute a failure to pay such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder;

          (7) a final judgment or judgments in an amount of $10,000,000 or more, individually or in the aggregate, for the payment of money having been entered by a court or courts of competent jurisdiction against the Company and such judgment or judgments are not satisfied, stayed, annulled or rescinded within 60 days of being entered; or

          (8) any other Event of Default provided with respect to Securities of that series.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A Default under clause (3) is not an Event of Default with respect to a series of the Securities until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities of such series notify the Company of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

Section 6.02 Acceleration.

     If an Event of Default (other than an Event of Default resulting from subclause (4) or (5) under Section 6.01), with respect to a series of the Securities occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the outstanding Securities of such series by notice to the Company and the Trustee, may declare the principal and accrued interest on all the Securities of such series to be due and payable immediately. Upon such declaration, such principal amount (or, if the Securities of a series are Discounted Securities, such portion of the principal amount as may be specified in the terms of that series) shall become due and payable immediately. If an Event of Default with respect to the Company specified in subclause (4) or (5) under Section 6.01 occurs, all amounts due and payable on the Securities of such Series will ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee and the Company or any Holder. The Holders of a majority in principal amount of the outstanding Securities of such series by notice to the Trustee may rescind or annul such acceleration and its consequences if all existing Events of Default with respect to such series have been cured or waived pursuant to
Section 6.04 and if the rescission would not conflict with any judgment or decree.

Section 6.03 Other Remedies.

     (1) If an Event of Default with respect to a series of the Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or this Indenture, and may take any necessary action required of it as Trustee to settle, compromise, adjust or otherwise conclude any proceedings to which it is a party.

     (2) The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of De-fault shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04 Waiver of Past Defaults.

     Subject to Section 9.02, the Holders of a majority in principal amount of the outstanding Securities of a series by notice to the Trustee may waive an existing Default with respect to such series and its consequences. When a Default is waived with respect to a series of the Securities, it is cured and stops continuing with respect to such series.

Section 6.05 Control by Majority.

     The Holders of a majority in principal amount of the outstanding Securities of a series may direct the time, method and place of conducting any proceeding with respect to such series for any remedy available to the Trustee or exercising any trust or power conferred on it. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of another Holder of a Security of such series, that would involve the Trustee in personal liability, or if the Trustee does not have sufficient indemnification against any loss or expense.

Section 6.06 Limitations on Suits.

          (1) A Holder of a Security of a series may not pursue any remedy with respect to this Indenture or the Securities of such series unless:

               (A) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to such series;

               (B) the Holders of at least 25% in principal amount of the outstanding Securities of such series make a written request to the Trustee to pursue the remedy with respect to such series;

               (C) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense; and

               (D) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity.

          (2) A Securityholder may not use this Indenture to prejudice the rights of another Securityholder of the same series or to obtain a preference or priority over the other Securityholder of the same series.

Section 6.07 Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of a Holder of a Security to receive payment of principal and interest on such Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall be absolute and unconditional and not be impaired or affected without the consent of such Holder.

Section 6.08 Collection Suit by Trustee.

     If an Event of Default with respect to a series of the Securities in payment of interest or principal or premium, if any, specified in Section 6.01(1) or (2) occurs and is continuing, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities, and the Trustee may obtain judgment in its own name and as trustee of an express trust and enforce the same against the Company for the whole amount of principal and interest remaining unpaid with respect to such series of the Securities.

Section 6.09 Trustee May File Proofs of Claims.

     The Trustee may, and is appointed the true and lawful attorney-in-fact for the Holders of the Securities to, (a) file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property, (b) collect and receive any monies or property payable or deliverable on account of such claims as trustee of a constructive trust or as holder of an equitable Lien against the Company or regarding its assets, and (c) distribute the same after deduction of its charges and expenses to the extent that such charges and expenses are not paid out of the estate in any such proceeding.

Section 6.10 Priorities.

     (1) If the Trustee collects any money pursuant to this Article with respect to a series of the Securities, it shall pay out the money in the following order:

          First: to the Trustee for amounts due under Section 7.07;

          Second: to Holders of the Securities of such series for amounts due and unpaid on the Securities of such series for principal (and premium, if any) and interest, ratably, without preference or priority of any kind according to the amounts due and payable on the Securities of such series for principal and interest, respectively; and

          Third: the balance, if any, to the Company.

     (2) The Trustee may fix a record date and payment date for any payment to Holders of Securities of the relevant series.

Section 6.11 Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Securities of a series.

Section 6.12 Restoration of Rights and Remedies.

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 6.13 Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.14 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities as the case may be.

Section 6.15 Waiver of Stay, Extension or Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7

                                     TRUSTEE

Section 7.01 Duties of Trustee.

          (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

          (2) Except during the continuance of an Event of Default:

                    (A) the duties of the Trustee shall be determined solely by the TIA or the express provisions of this Indenture and the Trustee need perform, and be liable for (as set forth herein), only those duties that are specifically set forth in the TIA or this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, provided that the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (3) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (A) this paragraph does not limit the effect of clause (2) of this Section 7.01;

               (B) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (C) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (4) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to clauses
     (1), (2) and (3) of this Section 7.01.

          (5) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture unless the Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

          (6) The Trustee shall not be liable for interest on any money or other assets received by it except as the Trustee may agree in writing with the Company. Money or other assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (7) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or documents, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Subsidiary of the Company, personally or by agent or attorney.

Section 7.02 Rights of Trustee.

     (1) The Trustee may conclusively rely and shall be fully protected in relying upon any resolution, document, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond or other document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (2) Before the Trustee acts or refrains from acting, it may consult with counsel and it may require an Officers' Certificate or an Opinion of Counsel or both which shall comply with Section 11.05 hereof. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability, in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (3) The Trustee may act through its attorneys, agents, custodians and nominees and shall not be responsible for the misconduct or negligence of any agent, custodian and nominee appointed with due care.

     (4) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

     (5) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company. A permissive right granted to the Trustee hereunder shall not be deemed an obligation to act.

     (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture including, without limitation, the provisions of Section 6.05 hereof, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction.

     (7) The Trustee shall not be charged with knowledge of any Default or Event of Default unless either (i) a Trust Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any Holder.

     (8) In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction; provided in each such case that the Trustee shall have acted strictly in accordance with written directions received from the instructing party. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

     (9) In the event that the Trustee is also acting as Paying Agent, Transfer Agent, or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Paying Agent, Transfer Agent, or Registrar.

Section 7.03 Individual Rights of Trustee.

     The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. However, the Trustee is also subject to Sections 7.10 and
7.11 hereof.

Section 7.04 Trustee's Disclaimer.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the direction of the Company under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

Section 7.05 Notice of Defaults.

     If a Default or Event of Default occurs and is continuing and if it is known to a Trust Officer of the Trustee, the Trustee shall mail to Holders of Securities a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, interest, if any, on any Security pursuant to
Section 6.01(1) or (2) hereof, the Trustee may withhold the notice if it in good faith determines that withholding the notice is in the interests of Holders of Securities.

Section 7.06 Reports by Trustee to Holders of Securities.

     Within 60 days after each March 1 and for so long as Securities remain outstanding, the Trustee shall mail to the Holders of Securities a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

     A copy of each report at the time of its mailing to the Holders of Securities shall be mailed to the Company and filed with the SEC and each stock exchange on which the Securities are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Securities are listed on any securities exchange or of any delisting thereof.

Section 7.07 Compensation and Indemnity.

     The Company shall pay to the Trustee, from time to time, as may be agreed upon between them, reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services in accordance with any provision of this Indenture (including, without limitation, the reasonable compensation, expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ (A) in connection with the preparation, execution and delivery of this Indenture, any waiver or consent hereunder, any modification or termination hereof, or any Event of Default or alleged Event of Default; (B) if an Event of Default occurs, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings relating thereto; (C) in connection with the administration of the Trustee's rights pursuant hereto; or (D) in connection with any removal of the Trustee pursuant to Section 7.08 hereof), except such disbursements, advances and expenses as may be attributable to its negligence or bad faith.

     The Company shall indemnify the Trustee and its officers, directors, employees and agents against any and all losses, liabilities, obligations, damages, penalties, judgments, actions, suits, proceedings, reasonable costs and expenses (including reasonable fees and disbursements of counsel) of any kind whatsoever which may be incurred by the Trustee in connection with any investigative, administrative or judicial proceeding (whether or not such indemnified party is designated a party to such proceeding) arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its duties or powers hereunder; provided, however, that the Company need not reimburse any expense or indemnify against any loss, obligation, damage, penalty, judgment, action, suit, proceeding, reasonable cost or expense (including reasonable fees and disbursements of counsel) of any kind whatsoever which may be incurred by the Trustee in connection with any investigative, administrative or judicial proceeding (whether or not such indemnified party is designated a party to such proceeding) in which it is determined that the Trustee acted with gross negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of any of their obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The obligations of the Company under this Section 7.07 (including the reasonable fees and expenses of its agents and counsel) shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture and any rejection or termination under any Bankruptcy Law.

     To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest, if any, on particular Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

     The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

Section 7.08 Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

     The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

               (1) the Trustee fails to comply with Section 7.10 hereof;

               (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

               (3) a Custodian or public officer takes charge of the Trustee or its property; or

               (4) the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee, after written request by any Holder of Securities who has been a Holder of a Security for at least six months, fails to comply with
Section 7.10 hereof, such Holder of a Security may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     The Company shall give or cause to be given notice of each resignation and each removal of the Trustee to all Holders in the manner provided herein. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Securities. The retiring Trustee shall promptly transfer, after payment of all amounts owing to the Trustee pursuant to Section 7.07 hereof, all property held by it as Trustee to the successor Trustee; provided that all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09 Successor Trustee by Merger, etc.

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the trust created by this Indenture) to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10 Eligibility; Disqualification.

     There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal, state, territorial or District of Columbia authorities and that has, or is a wholly owned subsidiary of a bank holding company that has, a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10 it shall resign immediately in the manner and with the effect specified in this Article 7.

     This Indenture shall always have a Trustee who satisfies the requirements of the TIA, including TIA ss.ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

Section 7.11 Preferential Collection of Claims Against Company.

     The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8

                             DISCHARGE OF INDENTURE

Section 8.01 Defeasance.

     Securities of a series may be defeased, subject to the provisions of
Article 10 hereof, in accordance with their terms and, unless the Bond Resolution otherwise provides, in accordance with this Article.

     The Company at any time may terminate as to a series all of its obligations under this Indenture, the Securities of the series and any related coupons ("legal defeasance option"). The Company at any time may terminate as to a series its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06 and 5.01 provided that none of its obligations in the Sections set forth in the immediately succeeding sentence may be terminated ("covenant defeasance option"). However, in the case of the legal defeasance option, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 7.07 and 7.08, shall survive until the Securities of the series are no longer outstanding; thereafter the Company's obligations in Section 7.07 shall survive.

     The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. If the Company exercises its legal defeasance option, a series may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, a series may not be accelerated by reference to Sections 4.02, 4.03, 4.04, 4.05, 4.06 or 5.01.

     The Trustee upon request shall acknowledge in writing the discharge of those obligations that the Company terminates.

Section 8.02 Conditions to Defeasance.

     The Company may exercise as to a series its legal defeasance option or its covenant defeasance option if:

          (1) the Company irrevocably deposits in trust with the Trustee or another trustee money or U.S. Government Obligations;

          (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due on the deposited U.S. Government Obligations without reinvestment plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities of the series to maturity or redemption, as the case may be;

          (3) immediately after the deposit no Default exists;

          (4) the deposit does not constitute a default under any other agreement binding on the Company;

          (5) the deposit does not cause the Trustee to have a conflicting interest under TIA Section 310(a) or Section 310(b) as to another series;

          (6) the Company delivers to the Trustee an Opinion of Counsel to the effect that Holders of the series will not recognize income, gain or loss for Federal income tax purposes as a result of the defeasance and, in the case of legal defeasance, such opinion must be based on a U.S. Internal Revenue Service ruling or a change in U.S. Federal income tax law;

          (7) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940; and

          (8) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 6.01(4) or (5) occurs that is continuing at the end of the period.

     Before or after a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with
Article 3.

     "U.S. Government Obligations" means direct obligations of the United States which have the full faith and credit of the United States pledged for payment and which are not callable at the issuer's option, or certificates representing an ownership interest in such obligations.

Section 8.03 Application of Trust Money.

     The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.02. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on Securities of the defeased series.

Section 8.04 Repayment to Company.

     The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or Securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as unsecured general creditors unless an abandoned property law designates another person.

                                   ARTICLE 9

                                   AMENDMENTS

Section 9.01 Without Consent of Holders.

     The Company and the Trustee may amend this Indenture, the Securities or any coupons without the consent of any Securityholder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Article 5;

          (3) to provide that specific provisions of this Indenture shall not apply to a series not previously issued;

          (4) to create a series and establish its terms;

          (5) to provide for a separate Trustee for one or more series; or

          (6) to make any change that does not materially adversely affect the rights of any Securityholder.

Section 9.02 With Consent of Holders.

     Unless the Bond Resolution otherwise provides, the Company and the Trustee may amend this Indenture, the Securities and any coupons with the written consent of the Holders of a majority in principal amount of the Securities of all series affected by the amendment voting as one class. However, without the consent of each Securityholder affected, an amendment under this Section 9.02 may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment;

          (2) reduce the interest on or change the time for payment of interest on any Security;

          (3) change the fixed maturity of any Security;

          (4) reduce the principal of any non-Discounted Security or reduce the amount of principal of any Discounted Security that would be due upon an acceleration thereof;

          (5) change the currency in which principal or interest on a Security is payable; or

          (6) make any change in Section 6.04 or this Section 9.02, except to increase the amount of Securities whose Holders must consent to an amendment or waiver or to provide that other provisions of this Indenture cannot be amended or waived without the consent of each Securityholder affected thereby;

          (7) impair the right of any Securityholder to sue for payment under this Indenture, the Securities or any coupon; or

          (8) modify the ranking or priority of the Securities of any series or amend or modify the definition of Senior Indebtedness or amend or modify
     Article 10 in any manner adverse to the holders of the Securities.

     An amendment of a provision included solely for the benefit of one or more series does not affect Securityholders of any other series.

     Securityholders need not consent to the exact text of a proposed amendment or waiver; it is sufficient if they consent to the substance thereof.

Section 9.03 Compliance with Trust Indenture Act.

     Every amendment pursuant to Section 9.01 or 9.02 shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

     If a provision of the TIA requires or permits a provision of this Indenture and the TIA provision is amended, then the Indenture provision shall be automatically amended to like effect.

Section 9.04 Effect of Consents.

     An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder entitled to consent to it.

     A consent to an amendment or waiver by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security. Any Holder or subsequent Holder may revoke the consent as to his Security if the Trustee receives notice of the revocation before the amendment or waiver becomes effective.

     The Company may fix a record date for the determination of Holders of Registered Securities entitled to give a consent. The record date shall not be less than 10 nor more than 60 days prior to the first written solicitation of Securityholders.

Section 9.05 Notation on or Exchange of Securities.

     The Company or the Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company may issue in exchange for affected Securities new Securities that reflect the amendment or waiver.

                                   ARTICLE 10

                           SUBORDINATION OF SECURITIES

Section 10.01 Securities Subordinated to Senior Indebtedness.

     The Company covenants and agrees, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that all Securities shall be issued subject to the provisions of this Article 10; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Securities by the Company shall, to the extent and in the manner set forth in this Article 10, be subordinated and junior in right of payment to the prior payment in full in cash of all Senior Indebtedness, whether outstanding on the date of this Indenture or thereafter incurred.

Section 10.02 No Payment on Securities in Certain Circumstances.

     (a) No direct or indirect payment (excluding any payment or distribution of Permitted Junior Securities) by or on behalf of the Company of principal of or interest on or to purchase, redeem or defease the Securities (except from those funds held in trust for the benefit of Holders of any Securities) pursuant to the procedures set forth in Article 8 hereof, whether pursuant to the terms of the Securities, upon acceleration or otherwise, shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations on any Senior Indebtedness, whether at maturity, on account of mandatory redemption or prepayment or purchase, acceleration or otherwise, that continues beyond any applicable period of grace, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Senior Indebtedness. In addition, during the continuance of any non-payment event of default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be immediately accelerated, and upon receipt by the Trustee of written notice (a "Payment Blockage Notice") from the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, then, unless and until such event of default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness has been discharged or repaid in full in cash or the benefits of these provisions have been waived by the holders of such Designated Senior Indebtedness, no direct or indirect payment (excluding any payment or distribution of Permitted Junior Securities) shall be made by or on behalf of the Company of principal of, or interest on or to purchase, redeem or defease the Securities, except from those funds held in trust for the benefit of Holders of any Securities pursuant to the procedures set forth in Article 8 hereof, during a period (a "Payment Blockage Period") commencing on the date of receipt of such notice by the Trustee and ending 179 days thereafter, unless the maturity of such Designated Senior Indebtedness is theretofore accelerated.

     Notwithstanding anything in this subordination provision or in the Securities to the contrary, (x) in no event shall a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect and (z) not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days. However, if the Payment Blockage Notice is not given on behalf of creditors under a Credit Facility, a representative of such creditors may, subject to the limitations set forth in clause (y) of the preceding sentence, give one additional notice during the Payment Blockage Period. No non-payment event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

     (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 10.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Senior Indebtedness that such prohibited payment has been made, the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on the Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

Section 10.03 Payment Over of Proceeds upon Dissolution, etc.

     (a) Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Indebtedness will first be paid in full in cash before the Holders of the Securities or the Trustee on behalf of such Holders will be entitled to receive any payment by the Company of the principal of or interest on the Securities, or any payment by the Company to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities (excluding any payment or distribution of Permitted Junior Securities). Before any payment may be made by, or on behalf of, the Company of the principal of, or interest on the Securities upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, will be made by the Company or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other person making such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

     (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 10.03(a) and before all obligations in respect of Senior Indebtedness are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

     The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article 5 (or any replacement provisions as contemplated by Article 5) shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 10.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 5 (or any replacement provisions as contemplated by Article 5).

Section 10.04 Subrogation.

     Upon the payment in full of all Senior Indebtedness, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article 10, and no payment over pursuant to the provisions of this Article 10 to the holders of Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this
Article 10 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article 10 shall have been applied, pursuant to the provisions of this Article 10, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

Section 10.05 Obligations of Company Unconditional.

     Nothing contained in this Article 10 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 10 of the holders of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Without limiting the generality of the foregoing, nothing contained in this
Article 10 shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first be paid in full before the Holders of the Securities or the Trustee is entitled to receive any direct or indirect payment from the Company of principal of or interest on the Securities.

Section 10.06 Notice to Trustee.

     The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article
10. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its corporate trust office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article 7, be entitled to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this Section 10.06 at least two business days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, regard-less of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 10.06 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 10.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

     In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article 10, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article 10, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

Section 10.07 Reliance on Judicial Order or Certificate of Liquidating Agent.

     Upon any payment or distribution of assets or securities referred to in this Article 10, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

Section 10.08 Trustee's Relation to Senior Indebtedness.

     The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article 10 with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Section 10.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other per-son cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 10 or otherwise.

Section 10.09 Subordination Rights Not Impaired by Acts or Omissions of the
              Company or Holders of Senior Indebtedness.

     No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article 10 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

Section 10.10 Securityholders Authorize Trustee to Effectuate Subordination of
              Securities.

     Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 10, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

Section 10.11 This Article Not to Prevent Events of Default.

     The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article 10 shall not be construed as preventing the occurrence of an Event of Default specified in clause (1) or
(2) of Section 6.01.

Section 10.12 Trustee's Compensation Not Prejudiced.

     Nothing in this Article 10 shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

Section 10.13 No Waiver of Subordination Provisions.

     Without in any way limiting the generality of Section 10.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article 10 or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any person liable in any manner for the collection of Senior In-debtedness; and (d) exercise or refrain from exercising any rights against the Company and any other person.

Section 10.14 Certain Payments May Be Paid Prior to Dissolution.

     All money and United States Government Obligations properly deposited in trust with the Trustee pursuant to and in accordance with Article Eight shall be for the sole benefit of the Holders and shall not be subject to this Article 10.

     Nothing contained in this Article 10 or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 10.02, from making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments or from effecting a termination of the Company's and the Guarantors' obligations under the Securities and this Indenture as provided in Article 8, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Securities to the holders entitled thereto unless at least two business days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 10.02(b) or in Section 10.06. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.

                                   ARTICLE 11

                                  Miscellaneous

Section 11.01 Trust Indenture Act.

     The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 11.02 Notices.

     Any notice by one party to another is duly given if in writing and delivered in person, sent by facsimile transmission confirmed by mail or mailed by first-class mail to the other's address shown below:

                           Company:    Vail Resorts, Inc.
                                       Post Office Box 7
                                       Vail, Colorado  81658

                           Attention:  General Counsel

                           Trustee:    [                    ]

     A party, by notice to the other parties, may designate additional or different addresses for subsequent notices.

     Any notice mailed to a Securityholder shall be mailed to his address shown on the register kept by the Transfer Agent or on the Bearer Securities List referred to in Section 2.06. Failure to mail a notice to a Securityholder or any defect in a notice mailed to a Securityholder shall not affect the sufficiency of the notice mailed to other Securityholders or the sufficiency of any published notice.

     If a notice is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

     If in the Company's opinion it is impractical to mail a notice required to be mailed or to publish a notice required to be published, the Company may give such substitute notice as the Trustee approves. Failure to publish a notice as required or any defect in it shall not affect the sufficiency of any mailed notice.

     All notices shall be in the English language, except that any published notice may be in an official language of the country of publication.

     A "notice" includes any communication required by this Indenture.

Section 11.03 Communications by Holders with Other Holders.

     Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

Section 11.04 Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall if so requested furnish to the
Trustee:

          (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 11.05 Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 11.06 Rules by Company and Agents.

     The Company may make reasonable rules for action by or a meeting of Securityholders. An Agent may make reasonable rules and set reasonable requirements for its functions.

Section 11.07 Legal Holidays.

     A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, unless the Bond Resolution otherwise provides, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 11.08 No Recourse Against Others.

     All liability described in the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

Section 11.09 Duplicate Originals.

     The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

Section 11.10 Governing Law.

     The laws of the State of New York shall govern this Indenture, the Securities and any coupons, unless federal law governs without regard to principles of conflicts of laws.

                                   SIGNATURES



Dated:  [        ], 20[  ]               VAIL RESORTS, INC.


                                         By:
                                            Name:
                                            Title:





Dated:  [        ], 20[  ]               [                ], as Trustee


                                         By:
                                             Name:

                                    EXHIBIT A

                           Form of Registered Security


No.                                                       $


                               VAIL RESORTS, INC.
                               [Title of Security]


     Vail Resorts, Inc. promises to pay to _______________ or registered assigns the principal sum of ________________ Dollars on ____________ , 20[ ].

       Interest Payment Dates:

       Record Dates:

       Dated:





[                         ]
Transfer Agent and Paying Agent                       VAIL RESORTS, INC.





                                     (SEAL)


                  Authenticated:         Name:
                                         Title:


                  Registrar, by
                  Authorized Signatory   Name:
                                         Title:

                               VAIL RESORTS, INC.


[Title of Security]

     1. Interest(1)

     Vail Resorts, Inc. ("Company"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on and of each year commencing [ ], 200[ ]. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [ ], 200[ ]. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment(2)

     The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

     3. Bond Agents.

     Initially, [ ] will act as Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent, Transfer Agent or Registrar without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

     4. Indenture.

     The Company issued the securities of this series ("Securities") under an Indenture dated as of [ ], 200[ ] ("Indenture") between the Company and [ ] ("Trustee"). The terms of the Securities include those stated in the Indenture and in the Bond Resolution creating the Securities and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb). Securityholders are referred to the Indenture, the Bond Resolution and the Act for a statement of such terms.

     5. Optional Redemption(3)

     On or after [ ], 200[ ], the Company may redeem all the Securities at any time or some of them from time to time at the following redemption prices (expressed in percentages of principal amount), plus accrued interest to the redemption date.

     If redeemed during the 12-month period beginning

     Year                                                       Percentage
     ----                                                       ----------

     20[   ]...........................................
     20[   ].............................................
     20[   ].............................................
     20[   ].............................................
     20[   ].............................................

and thereafter at 100%.

     6. Mandatory Redemption(4)

     The Company will redeem $[ ] principal amount of Securities on [ ] and on each [ ] thereafter through [ ], 20[ ] at a redemption price of 100% of principal amount, plus accrued interest to the redemption date.(5) The Company may reduce the principal amount of Securities to be redeemed pursuant to this paragraph by subtracting 100% of the principal amount (excluding premium) of any Securities (i) that the Company has acquired or that the Company has redeemed other than pursuant to this paragraph and (ii) that the Company has delivered to the Registrar for cancellation. The Company may subtract the same Security only once.

     7. Additional Optional Redemption(6)

     In addition to redemptions pursuant to the above paragraph(s), the Company may redeem not more than $[ ] principal amount of Securities on [ ] and on each [ ] thereafter through [ ], 20[ ] at a redemption price of 100% of principal amount, plus accrued interest to the redemption date.

     8. Notice of Redemption(7)

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Securities to be redeemed at his registered address.

     9. Denominations, Transfer, Exchange.

     The Securities are in registered form without coupons in denominations of $1,000(8) and whole multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

     10. Subordination (9)

     The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

     11. Persons Deemed Owners.

     The registered holder of a Security may be treated as its owner for all purposes.

     12. Amendments and Waivers.

     Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the Securities of all series affected by the amendment.(10) Subject to certain exceptions, a Default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

     Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

     13. Restrictive Covenants(11)

     The Securities are unsecured general obligations of the Company limited to $[ ] principal amount.

     14. Successors.

     When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

     15. Defeasance Prior to Redemption or Maturity(12)

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

     16. Defaults and Remedies.

     An Event of Default with respect to this series of Securities is: default for 30 days in payment of interest on the Securities of this series; default in payment of principal on them [If the Security is subject to redemption insert ", upon redemption or otherwise"; and, if the Security is entitled to a sinking fund also add "or in the making of any sinking fund payment"]; failure by the Company for 60 days after notice to it to comply with any of its other covenants, conditions or agreements in the Indenture or the Securities of this series; a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than this series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (including the Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall involve an amount in excess of $10,000,000 and shall constitute a failure to pay such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled within a period of 30 days after notice as provided in the Indenture; and certain events of bankruptcy or insolvency. [Add other events of default if applicable.] If an Event of Default with respect to this series of the Securities occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities of this series may declare all the Securities of this series to be due and payable immediately. [If the Security is a Discounted Security, add "The amount due and payable shall be equal to" [insert formula for determining the amount.] Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal and interest, if any, on the Discounted Securities of this series shall be terminated.] Holders of Securities of this series may not enforce the Indenture or the Securities of this series except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities of this series. Subject to certain limitations, Holders of a majority in principal amount of the outstanding Securities of this series may direct the Trustee in its exercise of any trust or power with respect to this series of the Securities. The Trustee may withhold from Holders of Securities of this series notice of any continuing default (except a default in payment of principal or interest) if it determines in good faith that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of default.

     17. Trustee Dealings with Company.

     The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

     18. No Recourse Against Others.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     19. Authentication.

     This Security shall not be valid until authenticated by a manual signature of the Registrar.

     20. Abbreviations.

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

     The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Bond Resolution, which contains the text of this Security in larger type. Requests may be made to: Secretary, Vail Resorts, Inc., PO Box 7, Vail, Colorado 81658.

                                    EXHIBIT B

                             Form of Bearer Security



No.                                                     $


                               Vail Resorts, Inc.
                               [Title of Security]


     Vail Resorts, Inc. promises to pay to ____________________ or registered assigns the principal sum of _____________________ Dollars on _____________ ,

     Interest Payment Dates:

     Record Dates:                    Dated:             , 20[    ].






[                          ]
Transfer Agent and Paying Agent                          VAIL RESORTS, INC.





                                     (SEAL)


                  Authenticated:          Name:
                                          Title:


                  Registrar, by
                  Authorized Signatory    Name:
                                          Title:

                               VAIL RESORTS, INC.



[Title of Security]

     1. Interest(1)

     Vail Resorts, Inc. ("Company"), a Delaware corporation, promises to pay to bearer interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on [ ] and [ ] of each year commencing [ ], 200[ ]. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [ ], 20[ ]. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment(2)

     Holders must surrender Securities and any coupons to a Paying Agent to collect principal and interest payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money.

     3. Bond Agents.

     Initially, [ ] will act as Transfer Agent, Paying Agent and Registrar. The Company may change any Paying Agent, Transfer Agent or Registrar without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

     4. Indenture.

     The Company issued the securities of this series ("Securities") under an Indenture dated as of [ ], 20[ ] ("Indenture") between the Company and [ ] ("Trustee"). The terms of the Securities include those stated in the Indenture and the Bond Resolution and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb). Securityholders are referred to the Indenture, the Bond Resolution and the Act for a statement of such terms.

     5. Optional Redemption(3)

     On or after [ ], 20[ ], the Company may redeem all the Securities at any time or some of them from time to time at the following redemption prices (expressed in percentages of principal amount), plus accrued interest to the redemption date.

     If redeemed during the 12-month period beginning

     Year                                                       Percentage
     ----                                                       ----------

     20[   ]...........................................
     20[   ]...........................................
     20[   ]...........................................
     20[   ]...........................................
     20[   ]...........................................

and thereafter at 100%.

     6. Mandatory Redemption(4)

     The Company will redeem $[ ] principal amount of Securities on [ ]and on each [ ] thereafter through [ ], 20____ at a redemption price of 100% of principal amount, plus accrued interest to the redemption date. (5)The Company may reduce the principal amount of Securities to be redeemed pursuant to this paragraph by subtracting 100% of the principal amount (excluding premium) of any Securities (i) that the Company has acquired or that the Company has redeemed other than pursuant to this paragraph and (ii) that the Company has delivered to the Registrar for cancellation. The Company may subtract the same Security only once.

     7. Additional Optional Redemption(6)

     In addition to redemptions pursuant to the above paragraph(s), the Company may redeem not more than $[ ] principal amount of Securities on [ ] and on each [ ] thereafter through [ ], 20[ ] at a redemption price of 100% of principal amount, plus accrued interest to the redemption date.

     8. Notice of Redemption(7)

     Notice of redemption will be published once in an Authorized Newspaper in the City of New York and if the Securities are listed on any stock exchange located outside the United States and such stock exchange so requires, in any other required city outside the United States at least 30 days but not more than 60 days before the redemption date. Notice of redemption also will be mailed to holders who have filed their names and addresses with the Transfer Agent within the two preceding years. A holder of Securities may miss important notices if he fails to maintain his name and address with the Transfer Agent.

     9. Denominations, Transfer, Exchange

     The Securities are in bearer form with coupons in denominations of $1,000(8) and whole multiples of $1,000. The Securities may be transferred by delivery and exchanged as provided in the Indenture. Upon an exchange, the Transfer Agent may require a holder, among other things, to furnish appropriate documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange any Security or portion of a Security selected for redemption. Also, it need not exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

     10. Subordination (9)

     The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

     11. Persons Deemed Owners.

     The holder of a Security or coupon may be treated as its owner for all purposes.

     12. Amendments and Waivers.

     Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the Securities of all series affected by the amendment.(10) Subject to certain exceptions, a Default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

     Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

     13. Restrictive Covenants(11)

     The Securities are unsecured general obligations of the Company limited to $[ ] principal amount.

     14. Successors.

     When a successor assumes all the obligations of the Company under the Securities, any coupons and the Indenture, the Company will be released from those obligations.

     15. Defeasance Prior to Redemption or Maturity(12)

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities, any coupons and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

     16. Defaults and Remedies.

     An Event of Default with respect to this series of Securities is: default for 30 days in payment of interest on the Securities of this series; default in payment of principal on them [If the Security is subject to redemption insert ", upon redemption or otherwise"; and, if the Security is entitled to a sinking fund also add "or in the making of any sinking fund payment"]; failure by the Company for 60 days after notice to it to comply with any of its other covenants, conditions or agreements in the Indenture or the Securities of this series; a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than this series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (including the Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall involve an amount in excess of $10,000,000 and shall constitute a failure to pay such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled within a period of 30 days after notice as provided in the Indenture; and certain events of bankruptcy or insolvency. [Add other events of default if applicable.] If an Event of Default with respect to this series of the Securities occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities of this series may declare all the Securities of this series to be due and payable immediately. [If the Security is a Discounted Security, add "The amount due and payable shall be equal to" [insert formula for determining the amount]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal and interest, if any, on the Discounted Securities of this series shall be terminated.] Holders of Securities of this series may not enforce the Indenture or the Securities of this series except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities of this series. Subject to certain limitations, Holders of a majority in principal amount of the outstanding Securities of this series may direct the Trustee in its exercise of any trust or power with respect to this series of the Securities. The Trustee may withhold from Holders of Securities of this series notice of any continuing default (except a default in payment of principal or interest) if it determines in good faith that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of default.

     17. Trustee Dealings with Company.

     The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

     18. No Recourse Against Others.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     19. Authentication.

     This Security shall not be valid until authenticated by a manual signature of the Registrar.

     20. Abbreviations.

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

     The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Bond Resolution, which contains the text of this Security in larger type. Requests may be made to: Secretary, Vail Resorts, Inc., PO Box 7, Vail, Colorado 81658.

                                [FACE OF COUPON]

                                  ____________
                                 [$]___________
                                 Due___________


                               VAIL RESORTS, INC.
                               [Title of Security]


     Unless the Security attached to this coupon has been called for redemption, Vail Resorts, Inc. ("Company") will pay to bearer, upon surrender, the amount shown hereon when due. This coupon may be surrendered for payment to any Paying Agent listed on the back of this coupon unless the Company has replaced such Agent. Payment may be made by check. This coupon represents six months' interest.


                               VAIL RESORTS, INC.

                                       By

                               [REVERSE OF COUPON]

                                  PAYING AGENT

                            NOTES TO EXHIBITS A AND B


     1. If the Security is not to bear interest at a fixed rate per annum, insert a description of the manner in which the rate of interest is to be determined. If the Security is not to bear interest prior to maturity, so state.

     2. If the method or currency of payment is different, insert a statement thereof.

     3. If applicable.

     4. If applicable.

     5. If the Security is a Discounted Security, insert amount to be redeemed or method of calculating such amount.

     6. If applicable. Also insert, if applicable, provisions for repayment of Securities at the option of the Securityholder.

     7. If applicable.

     8. If applicable. Insert additional or different denominations.

     9. If additional or different subordination terms apply, insert a brief summary thereof.

     10. If different terms apply, insert a brief summary thereof.

     11. If applicable. If additional or different covenants apply, insert a brief summary thereof.

     12. If applicable. If different defeasance terms apply, insert a brief summary thereof.

     Note: U.S. tax law may require certain legends on Discounted Securities and Bearer Securities.

                                    EXHIBIT C

                                 ASSIGNMENT FORM



     To assign this Security, fill in the form below:

     I or we assign and transfer this Security to

     __________________________________________________________________

     __________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

     _________________________________________________________________
              (Print or type assignee's name, address and zip code)



and irrevocably appoint _____________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Date:  _______________      Your Signature:  __________________________________
                                             (Sign exactly as your name appears
                                             on the other side of this Security)

                                    EXHIBIT D

                                CONVERSION NOTICE


To convert this Security, check the box:

                                          / /

To convert only part of this Security, state the amount (must be in integral multiples of $1,000):

$_____________________

If you want the Securities delivered upon conversion made out in another person's name, fill in the form below:

           (Insert other person's Social Security or Tax I.D. Number)


                   ___________________________________________
            (Print or type other person's name, address and zip code)

Date:  ____________    Signature(s): ___________________________________________
                                     (Sign exactly as your name(s) appear(s) on the other side of this Security)


Signature(s) guaranteed by:  ___________________________________________________

     (All signatures must be guaranteed by a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company located in the United States)



                                      D-1